UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2019

Annual Report

to Shareholders

DWS Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
30	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
53	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Small Cap Growth Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Small Cap Growth Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Management Process

In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Portfolio management also utilizes a “bottom-up” approach to selecting securities, focusing on stocks that it believes have superior growth prospects and above-average intermediate to long-term performance potential.

For the 12-month period ended September 30, 2019, Class A shares of DWS Small Cap Growth Fund returned –11.78%, compared to the Russell 2000® Growth Index return of –9.63%. For the 12-month period, small-cap growth stocks as measured by the Russell 2000 Growth Index underperformed large-cap stocks as measured by the S&P 500® Index, which returned 4.25%.

Risk assets including small-cap stocks underperformed over the past 12 months amid signs of weakening global growth. Trade tensions exacerbated a slowdown that was already underway as market watchers struggled to predict the longer-term effect that the ongoing series of tariff increases would have on worldwide growth. The U.S. Federal Reserve halted its increases of the fed funds rate following its December rate hike, cut rates two times and ended the reduction of its balance sheet. Global manufacturing PMI figures fell into negative territory, and the Chinese and European economies weakened considerably. The overall heightened sense of uncertainty led many investors to pivot from traditional growth stocks to more defensive stocks viewed as being better positioned to withstand economic disruptions stemming from the trade war.

4	|	DWS Small Cap Growth Fund

Within the small-cap universe as measured by the Russell 2000 Index, the bond proxy sectors of real estate and utilities were the top performers over the past 12 months. Energy, materials and health care were the bottom-performing sectors.

Positive Contributors to Fund Performance

For the most recent 12-month period, stock selection in communications services, real estate and consumer discretionary contributed to performance. The top individual security-level contributors to relative return included K12, Inc., Agilysys, Inc., Sinclair Broadcasting Group, Inc., MasTec, Inc. and National Storage Affiliates Trust. Shares of K12, a technology-enabled for-profit education company, performed well as K12 reported better than expected enrollment and improving cash flow. Agilysis saw improved financial results as its management team has delivered on transitioning the company to a more predictable recurring revenue model. Sinclair Broadcasting, a long-time holding of the Fund, completed its acquisition of 21 regional sports networks from Disney in a transaction that should provide content that is less likely to face competition from alternative streaming. Holdings in MasTec, an infrastructure contractor, moved higher as the company reported an improved earnings forecast. Lastly, shares of the self-storage REIT National Storage Affiliated Trust performed well as investors focused on improving lease rates and pricing dynamics in the company’s core markets.

“At the individual stock level, many companies are generating healthy earnings, and management teams are reporting that favorable economic conditions and lower U.S. taxes are feeding through to positive momentum for their businesses.”

Negative Contributors to Fund Performance

During the past 12 months, stock selection in financials, health care and information technology detracted from returns. In terms of individual securities, holdings in Ligand Pharmaceuticals, Inc., California Resources Corp., Retrophin, Inc., Green Dot Corp. and Tailored Brands, Inc.* weighed on performance. Shares of Ligand Pharmaceuticals declined on concerns regarding additional market competition for one of their leading products. California Resources, an oil & gas exploration company, was hurt by lower energy prices and growing legal uncertainty about California energy

DWS Small Cap Growth Fund	|	5

production restrictions. We believe that the longer-term outlook for Ligand and California Resources is encouraging, and the Fund continues to hold both stocks. Shares of the biotechnology firm Retrophin declined after the results of the company’s Phase 3 drug study for a product designed to treat a rare neurological disease were disappointing. The Fund reduced its position in Retrophin following that announcement as the company works with the FDA on additional steps. Green Dot, a financial services company offering pre-paid debit cards as well as checking accounts, was negatively affected by a more intense competitive environment. We favor Green Dot’s long-term business model and the Fund continues to hold it. Finally, the Fund’s position in the men’s clothing retailer Tailored Brands detracted as the company reported declining same-store sales and lower profit margins. The Fund sold its position in Tailored Brands.

Outlook and Positioning

Financial markets face significant challenges, with the yield curve inverting during the summer of 2019, global sovereign bonds worth close to $17 trillion posting negative yields, ongoing trade disputes between the United States and China, and the spread of populism around the world. However, we remain positive regarding equity market prospects, as central banks continue to be accommodative and progressive monetary policy has been broad based, unemployment is low on a global basis, and U.S. consumption and consumer confidence remain robust. Going forward, we think that strength within the services sector of the U.S. economy will offset softness in manufacturing.

At the individual stock level, many companies are generating healthy earnings despite macroeconomic concerns, and profit margins remain strong. We believe this indicates that the small-cap segment remains home to a wealth of stock-specific opportunities for bottom-up investors despite recent mixed performance. In terms of sector positioning, the Fund remains overweight in information technology, industrials and consumer discretionary. The Fund has also increased its weighting in real estate over the past 12 months as the sector has benefited by being more insulated from global concerns. The real estate sector has also been helped by lower interest rates and the search for yield in a generally declining interest rate environment. Though we are aware that economic growth levels may moderate in the near future, we continue to position the Fund for growth, and remain focused on our bottom-up stock selection process.

*	Not held at September 30, 2019.

6	|	DWS Small Cap Growth Fund

Portfolio Management Team

Peter Barsa, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1999.

–	Portfolio Manager for DWS Global Small Cap, US Small Cap Growth and US Small Mid Cap Growth: New York.

–	Previously served as equity research analyst covering consumer discretionary and consumer staples and as global small cap equity research generalist.

–	BS in Finance, Villanova University.

Michael A. Sesser, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2009.

–	Portfolio Manager and Equity Research Analyst: New York.

–	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005–2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003–2005.

–	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest-capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext U.S. and Nasdaq. The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Contribution and detraction incorporate both a security’s total return and its weighting in the Fund.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

Maintained by the Institute for Supply Management (ISM), the PMI (Purchasing Managers Index) is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

DWS Small Cap Growth Fund	|	7

Performance Summary	September 30, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	–11.78%	5.88%	11.32%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–16.85%	4.64%	10.66%
Russell 2000® Growth Index†	–9.63%	9.08%	12.25%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	–12.41%	5.09%	10.49%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–12.41%	5.09%	10.49%
Russell 2000® Growth Index†	–9.63%	9.08%	12.25%

Class R	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/19
No Sales Charges	–11.99%	5.60%	8.19%
Russell 2000® Growth Index†	–9.63%	9.08%	11.10%

Class R6	1-Year	5-Year	Life of Class**

Average Annual Total Returns as of 9/30/19
No Sales Charges	–11.50%	6.18%	5.19%
Russell 2000® Growth Index†	–9.63%	9.08%	8.08%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	–11.56%	6.14%	11.60%
Russell 2000® Growth Index†	–9.63%	9.08%	12.25%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	–11.55%	6.17%	11.70%
Russell 2000® Growth Index†	–9.63%	9.08%	12.25%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

8	|	DWS Small Cap Growth Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 1.26%, 2.08%, 1.59%, 0.86%, 0.98% and 0.94% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R shares commenced operations on May 1, 2012.

**	Class R6 shares commenced operations on August 25, 2014.

†

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US and Nasdaq.

DWS Small Cap Growth Fund	|	9

	Class A	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
9/30/19	$26.56	$21.29	$25.87	$27.03	$28.14	$28.58
9/30/18	$36.89	$31.10	$36.18	$37.32	$38.60	$39.09

Distribution Information as of 9/30/19
Capital Gain Distributions, Twelve Months	$5.66	$5.66	$5.66	$5.66	$5.66	$5.66

10	|	DWS Small Cap Growth Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/19	9/30/18
Common Stocks	98%	99%
Cash Equivalents	2%	1%
Convertible Preferred Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/19	9/30/18
Health Care	25%	24%
Industrials	21%	20%
Information Technology	20%	19%
Consumer Discretionary	14%	15%
Financials	6%	7%
Real Estate	5%	2%
Consumer Staples	3%	3%
Communication Services	2%	1%
Materials	2%	5%
Energy	2%	4%
	100%	100%

DWS Small Cap Growth Fund	|	11

Ten Largest Equity Holdings at September 30, 2019 (18.5% of Net Assets)		Percent
1	Rush Enterprises, Inc.	2.1%
	Retails new and used trucks
2	Ducommun, Inc.	2.1%
	Manufactures components and assemblies principally for commercial and military aircraft and space programs
3	Helen of Troy Ltd.	1.9%
	Designs, produces and markets brand-name hair dryers and hair accessories
4	Advanced Disposal Services, Inc.	1.9%
	Provides environmental services
5	Agilysys, Inc.	1.9%
	Distributors of computer technology solutions
6	HMS Holdings Corp.	1.8%
	Provides proprietary information management and data processing products and services
7	The Brink’s Co.	1.8%
	Provides business and security services
8	AMN Healthcare Services, Inc.	1.7%
	Provides nursing care facilities
9	MAXIMUS, Inc.	1.7%
	Provides program management and consulting services
10	MasTec, Inc.	1.6%
	Operator of a telecommunications and energy infrastructure construction company

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

12	|	DWS Small Cap Growth Fund

Investment Portfolio	as of September 30, 2019

	Shares	Value ($)
Common Stocks 98.3%
Communication Services 2.3%

Entertainment 0.8%
Cinemark Holdings, Inc.	76,316	2,948,850

Media 1.5%
Sinclair Broadcast Group, Inc. “A”	119,751	5,118,158

Consumer Discretionary 14.1%

Auto Components 1.6%

Fox Factory Holding Corp.*	67,833	4,221,926

Tenneco, Inc. “A”	111,868	1,400,587

		5,622,513

Diversified Consumer Services 3.0%

Bright Horizons Family Solutions, Inc.*	22,385	3,413,712

K12, Inc.*	189,337	4,998,497

ServiceMaster Global Holdings, Inc.*	35,203	1,967,848

		10,380,057

Hotels, Restaurants & Leisure 1.8%

Hilton Grand Vacations, Inc.*	78,846	2,523,072

Jack in the Box, Inc.	38,892	3,543,839

		6,066,911

Household Durables 4.0%

Helen of Troy Ltd.*	42,217	6,655,932

iRobot Corp.* (a)	52,179	3,217,879

TopBuild Corp.*	42,279	4,076,964

		13,950,775

Internet & Direct Marketing Retail 0.3%

GrubHub, Inc.*	15,421	866,815

RealReal, Inc.* (a)	14,570	325,785

		1,192,600

Leisure Products 0.8%
YETI Holdings, Inc.* (a)	93,801	2,626,428

Specialty Retail 2.0%

Burlington Stores, Inc.*	13,872	2,771,903

Camping World Holdings, Inc. “A” (a)	167,599	1,491,631

The Children’s Place, Inc. (a)	33,473	2,577,087

		6,840,621

Textiles, Apparel & Luxury Goods 0.6%
Carter’s, Inc.	24,458	2,230,814

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	13

	Shares	Value ($)
Consumer Staples 3.1%

Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	31,457	5,069,610

Household Products 1.6%

Church & Dwight Co., Inc.	44,299	3,333,057

Spectrum Brands Holdings, Inc.	43,726	2,305,235

		5,638,292

Energy 1.5%

Energy Equipment & Services 1.0%

Dril-Quip, Inc.*	33,635	1,687,804

SEACOR Marine Holdings, Inc.*	135,334	1,701,148

		3,388,952

Oil, Gas & Consumable Fuels 0.5%

California Resources Corp.* (a)	122,292	1,247,379

Contango Oil & Gas Co.*	229,476	637,943

		1,885,322

Financials 5.4%

Banks 2.8%

Eagle Bancorp., Inc.	32,517	1,450,909

South State Corp.	37,253	2,805,151

Synovus Financial Corp.	101,583	3,632,608

TriState Capital Holdings, Inc.*	84,962	1,787,600

		9,676,268

Capital Markets 1.2%

Affiliated Managers Group, Inc.	15,215	1,268,170

Moelis & Co. “A”	83,995	2,759,236

		4,027,406

Consumer Finance 0.3%
Green Dot Corp. “A”*	44,996	1,136,149

Insurance 1.1%
Progressive Corp.	51,175	3,953,269

Health Care 24.0%

Biotechnology 7.8%

Acceleron Pharma, Inc.*	23,613	932,950

Aimmune Therapeutics, Inc.* (a)	105,833	2,216,143

Alkermes PLC*	36,429	710,730

Amicus Therapeutics, Inc.*	72,726	583,263

Arena Pharmaceuticals, Inc.*	44,221	2,023,995

Biohaven Pharmaceutical Holding Co., Ltd.*	38,790	1,618,319

BioMarin Pharmaceutical, Inc.*	50,016	3,371,078

Bluebird Bio, Inc.*	13,726	1,260,321

Blueprint Medicines Corp.*	26,326	1,934,171

The accompanying notes are an integral part of the financial statements.

14	|	DWS Small Cap Growth Fund

	Shares	Value ($)

Emergent BioSolutions, Inc.*	45,368	2,371,839

Genomic Health, Inc.*	15,208	1,031,407

Heron Therapeutics, Inc.* (a)	137,437	2,542,584

Ligand Pharmaceuticals, Inc.* (a)	20,196	2,010,310

Neurocrine Biosciences, Inc.*	31,623	2,849,549

Retrophin, Inc.*	136,387	1,580,725

		27,037,384

Health Care Equipment & Supplies 5.6%

Cardiovascular Systems, Inc.*	91,181	4,332,921

Globus Medical, Inc. “A”*	49,547	2,532,843

iRhythm Technologies, Inc.*	18,915	1,401,791

Masimo Corp.*	30,411	4,524,853

Merit Medical Systems, Inc.*	50,966	1,552,424

Natus Medical, Inc.*	80,982	2,578,467

Tandem Diabetes Care, Inc.*	41,681	2,458,345

		19,381,644

Health Care Providers & Services 7.0%

AMN Healthcare Services, Inc.*	102,667	5,909,513

HealthEquity, Inc.*	24,766	1,415,253

Molina Healthcare, Inc.*	42,184	4,628,428

Option Care Health Inc.*	1,107,868	3,545,178

Providence Service Corp.*	79,546	4,729,805

RadNet, Inc.*	165,276	2,373,363

Tivity Health, Inc.*	92,156	1,532,554

		24,134,094

Health Care Technology 1.8%
HMS Holdings Corp.*	186,259	6,419,416

Pharmaceuticals 1.8%

ANI Pharmaceuticals, Inc.*	41,320	3,011,402

Avadel Pharmaceuticals PLC (ADR)* (a)	101,972	424,203

Pacira Pharmaceuticals, Inc.*	76,241	2,902,495

		6,338,100

Industrials 20.6%

Aerospace & Defense 2.1%
Ducommun, Inc.*	170,190	7,216,056

Building Products 1.5%
Masonite International Corp.*	88,216	5,116,528

Commercial Services & Supplies 4.5%

Advanced Disposal Services, Inc.*	203,442	6,626,106

MSA Safety, Inc.	27,007	2,946,734

The Brink’s Co.	74,440	6,174,798

		15,747,638

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	15

	Shares	Value ($)
Construction & Engineering 1.6%
MasTec, Inc.*	86,046	5,586,967

Electrical Equipment 2.0%

Allied Motion Technologies, Inc.	53,498	1,889,014

Thermon Group Holdings, Inc.*	214,716	4,934,174

		6,823,188

Machinery 2.9%

Chart Industries, Inc.*	50,416	3,143,942

Hillenbrand, Inc.	83,300	2,572,304

Hyster-Yale Materials Handling, Inc.	45,759	2,504,390

Kennametal, Inc.	57,262	1,760,234

		9,980,870

Professional Services 1.9%

Kforce, Inc.	133,921	5,066,901

Mistras Group, Inc.*	84,677	1,388,703

		6,455,604

Trading Companies & Distributors 4.1%

H&E Equipment Services, Inc.	132,333	3,819,130

Rush Enterprises, Inc. “A”	192,114	7,411,758

Titan Machinery, Inc.*	221,091	3,170,445

		14,401,333

Information Technology 19.7%

Communications Equipment 0.8%
Lumentum Holdings, Inc.*	51,340	2,749,770

IT Services 3.8%

MAXIMUS, Inc.	74,339	5,743,431

WEX, Inc.*	16,579	3,350,119

WNS Holdings Ltd. (ADR)*	72,516	4,260,315

		13,353,865

Semiconductors & Semiconductor Equipment 3.1%

Advanced Energy Industries, Inc.*	42,567	2,443,771

Cabot Microelectronics Corp.	19,057	2,691,039

Cypress Semiconductor Corp.	45,582	1,063,884

Entegris, Inc.	29,901	1,407,141

Inphi Corp.*	48,878	2,984,002

		10,589,837

Software 12.0%

Agilysys, Inc.*	254,909	6,528,220

Aspen Technology, Inc.*	28,156	3,465,440

Cision Ltd.*	285,438	2,195,018

Cornerstone OnDemand, Inc.*	77,374	4,241,643

Envestnet, Inc.*	70,869	4,018,272

Five9, Inc.*	63,908	3,434,416

The accompanying notes are an integral part of the financial statements.

16	|	DWS Small Cap Growth Fund

	Shares	Value ($)

New Relic, Inc.*	9,052	556,245

Proofpoint, Inc.*	29,698	3,832,527

QAD, Inc. “A”	95,042	4,389,040

Tyler Technologies, Inc.*	14,452	3,793,650

Varonis Systems, Inc.*	84,500	5,051,410

		41,505,881

Materials 2.3%

Chemicals 0.4%
Trinseo SA	29,121	1,250,747

Construction Materials 1.1%
Eagle Materials, Inc.	43,066	3,876,371

Metals & Mining 0.8%
Cleveland-Cliffs, Inc. (a)	401,421	2,898,259

Real Estate 5.3%

Real Estate Investment Trusts (REITs)

Americold Realty Trust	93,507	3,466,305

EastGroup Properties, Inc.	15,720	1,965,314

Essential Properties Realty Trust, Inc.	135,354	3,100,960

Four Corners Property Trust, Inc.	77,435	2,189,862

National Storage Affiliates Trust	139,093	4,641,533

QTS Realty Trust, Inc. “A”	58,519	3,008,462

		18,372,436
Total Common Stocks (Cost $301,877,036)		340,988,983

Convertible Preferred Stocks 0.1%
Health Care
Providence Service Corp., 5.5% (b) (Cost $212,100)	2,121	316,235

Securities Lending Collateral 4.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (c) (d) (Cost $16,349,929)	16,349,929	16,349,929

Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 1.96% (c) (Cost $6,299,058)	6,299,058	6,299,058

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	17

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $324,738,123)	104.9	363,954,205
Other Assets and Liabilities, Net	(4.9)	(16,903,314)

Net Assets	100.0	347,050,891

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2019 are as follows:

Value ($) at 9/30/2018	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2019	Value ($) at 9/30/2019
Securities Lending Collateral 4.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (c) (d)
14,396,697	1,953,232	(e)	—	—	—	339,235	—	16,349,929	16,349,929
Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 1.96% (c)
4,682,903	53,773,819		52,157,664	—	—	197,529	—	6,299,058	6,299,058
19,079,600	55,727,051		52,157,664	—	—	536,764	—	22,648,987	22,648,987

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2019 amounted to $15,958,087, which is 4.6% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2019.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

18	|	DWS Small Cap Growth Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$340,988,983	$—	$—	$340,988,983
Convertible Preferred Stocks	—	—	316,235	316,235
Short-Term Investments (f)	22,648,987	—	—	22,648,987
Total	$363,637,970	$—	$316,235	$363,954,205

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	19

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $302,089,136) — including $15,958,087 of securities loaned	$341,305,218
Investment in DWS Government & Agency Securities Portfolio (cost $16,349,929)*	16,349,929
Investment in DWS Central Cash Management Government Fund (cost $6,299,058)	6,299,058
Cash	2,671
Foreign currency, at value (cost $31)	31
Receivable for investments sold	6,843
Receivable for Fund shares sold	31,827
Dividends receivable	162,638
Interest receivable	32,911
Other assets	37,467
Total assets	364,228,593

Liabilities
Payable upon return of securities loaned	16,349,929
Payable for Fund shares redeemed	322,882
Accrued management fee	180,400
Accrued Trustees’ fees	5,807
Other accrued expenses and payables	318,684
Total liabilities	17,177,702
Net assets, at value	$347,050,891

Net Assets Consist of
Distributable earnings (loss)	29,509,653
Paid-in capital	317,541,238
Net assets, at value	$347,050,891

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Small Cap Growth Fund

Statement of Assets and Liabilities as of September 30, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($144,692,594 ÷ 5,447,542 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.56

Maximum offering price per share (100 ÷ 94.25 of $26.56)	$28.18
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,266,986 ÷ 247,445 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.29
Class R

Net Asset Value, offering and redemption price per share ($3,331,973 ÷ 128,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.87
Class R6

Net Asset Value, offering and redemption price per share ($306,183 ÷ 11,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.03
Class S

Net Asset Value, offering and redemption price per share ($184,192,327 ÷ 6,544,739 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.14
Institutional Class

Net Asset Value, offering and redemption price per share ($9,260,828 ÷ 323,996 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.58

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	21

Statement of Operations

for the year ended September 30, 2019

Investment Income
Income:

Dividends	$2,863,804
Income distributions — DWS Central Cash Management Government Fund	197,529
Securities lending income, net of borrower rebates	339,235
Total income	3,400,568
Expenses:

Management fee	2,420,757
Administration fee	372,424
Services to shareholders	697,517
Distribution and service fees	442,006
Custodian fee	6,450
Professional fees	78,942
Reports to shareholders	73,841
Registration fees	71,792
Trustees’ fees and expenses	19,307
Other	26,829
Total expenses before expense reductions	4,209,865
Expense reductions	(180,261)
Total expenses after expense reductions	4,029,604
Net investment income (loss)	(629,036)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(9,424,383)
Foreign currency	(4,665)
(9,429,048)
Change in net unrealized appreciation (depreciation) on:

Investments	(43,214,324)
Foreign currency	1
(43,214,323)
Net gain (loss)	(52,643,371)
Net increase (decrease) in net assets resulting from operations	$(53,272,407)

The accompanying notes are an integral part of the financial statements.

22	|	DWS Small Cap Growth Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$(629,036)	$(1,752,615)
Net realized gain (loss)	(9,429,048)	76,463,491
Change in net unrealized appreciation (depreciation)	(43,214,323)	(11,865,052)
Net increase (decrease) in net assets resulting from operations	(53,272,407)	62,845,824
Distributions to shareholders:

Class A	(28,550,833)	(7,948,390)
Class C	(1,432,672)	(679,711)
Class R	(634,410)	(156,890)
Class R6	(57,666)	(49,071)
Class S	(33,628,182)	(9,297,712)
Institutional Class	(1,629,492)	(448,250)
Total distributions	(65,933,255)	(18,580,024)
Fund share transactions:

Proceeds from shares sold	14,871,872	26,253,810
Reinvestment of distributions	63,553,068	17,929,706
Payments for shares redeemed	(65,700,395)	(91,838,710)
Net increase (decrease) in net assets from Fund share transactions	12,724,545	(47,655,194)
Increase (decrease) in net assets	(106,481,117)	(3,389,394)
Net assets at beginning of period	453,532,008	456,921,402

Net assets at end of period	$347,050,891	$453,532,008

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	23

Financial Highlights

	Years Ended September 30,
Class A	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$36.89	$33.55	$27.77		$28.22	$30.49
Income (loss) from investment operations:

Net investment income (loss)[a]	(.08)	(.17)	(.18)		(.17)	(.30)
Net realized and unrealized gain (loss)	(4.59)	4.97	5.96		1.34	1.54
Total from investment operations	(4.67)	4.80	5.78		1.17	1.24
Less distributions from:
Net realized gains	(5.66)	(1.46)	—		(1.62)	(3.51)
Redemption fees	—	—	.00	*	.00 *	.00 *
Net asset value, end of period	$26.56	$36.89	$33.55		$27.77	$28.22
Total Return (%)[b]	(11.78)[c]	14.82 [c]	20.81	[c]	4.41 [c]	4.17

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	192	191		36	35
Ratio of expenses before expense reductions (%)	1.26	1.26	1.41		1.37	1.40
Ratio of expenses after expense reductions (%)	1.21	1.16	1.17		1.30	1.40
Ratio of net investment income (loss) (%)	(.30)	(.49)	(.59)		(.64)	(.97)
Portfolio turnover rate (%)	16	43	32		50	58

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Small Cap Growth Fund

	Years Ended September 30,
Class C	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$31.10	$28.72	$23.96		$24.74	$27.34
Income (loss) from investment operations:

Net investment income (loss)[a]	(.24)	(.38)	(.34)		(.32)	(.46)
Net realized and unrealized gain (loss)	(3.91)	4.22	5.10		1.16	1.37
Total from investment operations	(4.15)	3.84	4.76		.84	.91
Less distributions from:
Net realized gains	(5.66)	(1.46)	—		(1.62)	(3.51)
Redemption fees	—	—	.00	*	.00 *	.00 *
Net asset value, end of period	$21.29	$31.10	$28.72		$23.96	$24.74
Total Return (%)[b]	(12.41)[c]	13.89 [c]	19.87	[c]	3.65 [c]	3.37

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	9	15		7	8
Ratio of expenses before expense reductions (%)	2.06	2.08	2.14		2.14	2.14
Ratio of expenses after expense reductions (%)	1.96	1.93	1.92		2.05	2.14
Ratio of net investment income (loss) (%)	(1.05)	(1.27)	(1.33)		(1.39)	(1.70)
Portfolio turnover rate (%)	16	43	32		50	58

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	25

	Years Ended September 30,
Class R	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$36.18	$33.03	$27.41		$27.94	$30.30
Income (loss) from investment operations:

Net investment income (loss)[a]	(.15)	(.27)	(.25)		(.23)	(.39)
Net realized and unrealized gain (loss)	(4.50)	4.88	5.87		1.32	1.54
Total from investment operations	(4.65)	4.61	5.62		1.09	1.15
Less distributions from:
Net realized gains	(5.66)	(1.46)	—		(1.62)	(3.51)
Redemption fees	—	—	.00	*	.00 *	.00 *
Net asset value, end of period	$25.87	$36.18	$33.03		$27.41	$27.94
Total Return (%)	(11.99)[b]	14.46 [b]	20.50	[b]	4.15 [b]	3.87

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4		4	3
Ratio of expenses before expense reductions (%)	1.62	1.59	1.73		1.69	1.71
Ratio of expenses after expense reductions (%)	1.46	1.45	1.42		1.55	1.71
Ratio of net investment income (loss) (%)	(.54)	(.79)	(.83)		(.89)	(1.28)
Portfolio turnover rate (%)	16	43	32		50	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Small Cap Growth Fund

	Years Ended September 30,
Class R6	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$37.32	$33.82	$27.94		$28.29	$30.50
Income (loss) from investment operations:

Net investment income (loss)[a]	(.01)	(.07)	(.10)		(.07)	(.25)
Net realized and unrealized gain (loss)	(4.62)	5.03	5.98		1.34	1.55
Total from investment operations	(4.63)	4.96	5.88		1.27	1.30
Less distributions from:
Net realized gains	(5.66)	(1.46)	—		(1.62)	(3.51)
Redemption fees	—	—	.00	*	.00 *	.00 *
Net asset value, end of period	$27.03	$37.32	$33.82		$27.94	$28.29
Total Return (%)	(11.50)	15.15	21.05	[b]	4.77 [b]	4.37 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	306	953	1,144		923	10
Ratio of expenses before expense reductions (%)	.89	.86	.98		.96	1.36
Ratio of expenses after expense reductions (%)	.89	.86	.92		.94	1.22
Ratio of net investment income (loss) (%)	(.02)	(.20)	(.33)		(.25)	(.79)
Portfolio turnover rate (%)	16	43	32		50	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	27

	Years Ended September 30,
Class S	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$38.60	$34.96	$28.87		$29.20	$31.36
Income (loss) from investment operations:

Net investment income (loss)[a]	(.01)	(.09)	(.10)		(.11)	(.23)
Net realized and unrealized gain (loss)	(4.79)	5.19	6.19		1.40	1.58
Total from investment operations	(4.80)	5.10	6.09		1.29	1.35
Less distributions from:
Net realized gains	(5.66)	(1.46)	—		(1.62)	(3.51)
Redemption fees	—	—	.00	*	.00 *	.00 *
Net asset value, end of period	$28.14	$38.60	$34.96		$28.87	$29.20
Total Return (%)	(11.56)[b]	15.09 [b]	21.09	[b]	4.68 [b]	4.43

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	235	228		79	103
Ratio of expenses before expense reductions (%)	1.00	.98	1.14		1.16	1.15
Ratio of expenses after expense reductions (%)	.95	.92	.92		1.06	1.15
Ratio of net investment income (loss) (%)	(.04)	(.25)	(.33)		(.40)	(.72)
Portfolio turnover rate (%)	16	43	32		50	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Small Cap Growth Fund

	Years Ended September 30,
Institutional Class	2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$39.09	$35.39	$29.23		$29.53	$31.66
Income (loss) from investment operations:

Net investment income (loss)[a]	(.01)	(.10)	(.10)		(.09)	(.20)
Net realized and unrealized gain (loss)	(4.84)	5.26	6.26		1.41	1.58
Total from investment operations	(4.85)	5.16	6.16		1.32	1.38
Less distributions from:
Net realized gains	(5.66)	(1.46)	—		(1.62)	(3.51)
Redemption fees	—	—	.00	*	.00 *	.00 *
Net asset value, end of period	$28.58	$39.09	$35.39		$29.23	$29.53
Total Return (%)	(11.55)[b]	15.07 [b]	21.07	[b]	4.73 [b]	4.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	13	18		11	2
Ratio of expenses before expense reductions (%)	.99	.94	1.02		.99	1.08
Ratio of expenses after expense reductions (%)	.95	.92	.92		.96	1.08
Ratio of net investment income (loss) (%)	(.05)	(.27)	(.33)		(.32)	(.64)
Portfolio turnover rate (%)	16	43	32		50	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Small Cap Growth Fund	|	29

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Growth Fund (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

30	|	DWS Small Cap Growth Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co. as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans,

DWS Small Cap Growth Fund	|	31

the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or U.S. Treasury securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of September 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2019, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2019, the Fund had a net tax basis short-term capital loss carryforward of approximately $9,291,000, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial

32	|	DWS Small Cap Growth Fund

statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(9,291,000)
Net unrealized appreciation (depreciation) on investments	$38,800,561

At September 30, 2019, the aggregate cost of investments for federal income tax purposes was $325,153,644. The net unrealized appreciation for all investments based on tax cost was $38,800,561. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $73,780,734 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $34,980,173.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2019	2018
Distributions from long-term capital gains	$65,933,255	$18,580,024

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

DWS Small Cap Growth Fund	|	33

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $57,452,228 and $106,878,297, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.65%
Next $1.0 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

34	|	DWS Small Cap Growth Fund

Accordingly, for the year ended September 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from October 1, 2018 through January 31, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.21%
Class C	1.96%
Class R	1.46%
Class R6	.95%
Class S	.95%
Institutional Class	.95%

For the year ended September 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$74,254
Class C	6,390
Class R	5,379
Class S	90,786
Institutional Class	3,452
$180,261

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2019, the Administration Fee was $372,424, of which $28,991 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

DWS Small Cap Growth Fund	|	35

fee it receives from the Fund. For the year ended September 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2019
Class A	$122,732	$20,336
Class C	2,809	507
Class R	511	91
Class R6	157	22
Class S	168,150	27,594
Institutional Class	849	135
	$295,208	$48,685

In addition, for the year ended September 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$150,062
Class C	10,726
Class R	8,530
Class S	108,694
Institutional Class	11,493
$289,505

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2019
Class C	$47,536	$3,338
Class R	8,665	691
	$56,201	$4,029

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has

36	|	DWS Small Cap Growth Fund

various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2019	Annual Rate
Class A	$361,783	$61,996	.23%
Class C	15,371	2,555	.24%
Class R	8,651	1,402	.25%
	$385,805	$65,953

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2019 aggregated $3,165.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2019, the CDSC for Class C shares was $854. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,123, of which $8,393 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash

DWS Small Cap Growth Fund	|	37

Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2019.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	248,151	$6,695,563	357,698	$12,608,192
Class C	16,430	366,456	30,281	894,051
Class R	24,270	701,853	11,003	385,735
Class R6	890	25,564	6,960	237,913
Class S	130,103	3,805,651	240,483	8,654,387
Institutional Class	112,764	3,276,785	92,918	3,473,532
		$14,871,872		$26,253,810

Shares issued to shareholders in reinvestment of distributions
Class A	1,079,547	$27,096,625	229,917	$7,578,062
Class C	68,273	1,381,849	23,691	662,399
Class R	25,894	634,410	4,842	156,890
Class R6	2,264	57,666	1,475	49,071
Class S	1,234,137	32,753,026	262,494	9,035,034
Institutional Class	60,441	1,629,492	12,855	448,250
		$63,553,068		$17,929,706

38	|	DWS Small Cap Growth Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(1,096,076)	$(30,433,539)	(1,075,879)	$(37,269,031)
Class C	(114,735)	(2,612,341)	(283,839)	(8,492,694)
Class R	(23,628)	(627,868)	(28,454)	(964,572)
Class R6	(17,353)	(537,538)	(16,716)	(600,982)
Class S	(908,815)	(26,310,919)	(925,488)	(33,663,222)
Institutional Class	(176,706)	(5,178,190)	(298,198)	(10,848,209)
		$(65,700,395)		$(91,838,710)

Net increase (decrease)
Class A	231,622	$3,358,649	(488,264)	$(17,082,777)
Class C	(30,032)	(864,036)	(229,867)	(6,936,244)
Class R	26,536	708,395	(12,609)	(421,947)
Class R6	(14,199)	(454,308)	(8,281)	(313,998)
Class S	455,425	10,247,758	(422,511)	(15,973,801)
Institutional Class	(3,501)	(271,913)	(192,425)	(6,926,427)
		$12,724,545		$(47,655,194)

DWS Small Cap Growth Fund	|	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS Small Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Cap Growth Fund (the “Fund”) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust”), including the investment portfolio, as of September 30, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at September 30, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended September 30, 2018, and the financial highlights for the years ended September 30, 2015, September 30, 2016, September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

40	|	DWS Small Cap Growth Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 26, 2019

DWS Small Cap Growth Fund	|	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class R, Class S and Institutional Class shares; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2019 to September 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	|	DWS Small Cap Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$985.90	$982.50	$984.80	$987.60	$987.40	$987.20
Expenses Paid per $1,000*	$6.02	$9.74	$7.26	$4.43	$4.73	$4.73

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,019.00	$1,015.24	$1,017.75	$1,020.61	$1,020.31	$1,020.31
Expenses Paid per $1,000*	$6.12	$9.90	$7.38	$4.51	$4.81	$4.81

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Small Cap Growth Fund	1.21%	1.96%	1.46%	.89%	.95%	.95%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid distributions of $5.66 per share from net long-term capital gains during its year ended September 30, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Small Cap Growth Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Cap Growth Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

44	|	DWS Small Cap Growth Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to

DWS Small Cap Growth Fund	|	45

discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, in connection with the merger of Deutsche Mid Cap Growth Fund into the Fund, DIMA agreed to implement new management fee breakpoints effective September 28, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

46	|	DWS Small Cap Growth Fund

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

DWS Small Cap Growth Fund	|	47

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	|	DWS Small Cap Growth Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS Small Cap Growth Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

50	|	DWS Small Cap Growth Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Small Cap Growth Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

52	|	DWS Small Cap Growth Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Small Cap Growth Fund	|	53

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDCX	SSDSX	SSDIX
CUSIP Number	25157M 885	25157M 703	25157M 604	25157M 505
Fund Number	471	771	2314	1471

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SSDGX	SSDZX
CUSIP Number	25157M 638	25157M 596
Fund Number	1571	1614

54	|	DWS Small Cap Growth Fund

Notes

DSCGF-2

(R-024425-9 11/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Small Cap Growth fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended September 30, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended September 30, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$38,433	$0	$8,755	$0
2018	$71,418	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended September 30, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended September 30, 2018.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended September 30, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended September 30, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended September 30, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,755	$740,482	$0	$749,237
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended September 30, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Growth Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2019